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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.



                  Date of Report           January 10, 2000


                        SBA COMMUNICATIONS CORPORATION
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            (Exact name of registrant as specified in its charter)

                           Florida                                         333-50219                          65-0716501
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(State or other jurisdiction of incorporation or organization)       Commission File Number     (I.R.S. Employer Identification No.)


            One Town Center Road, Boca Raton, Florida                                                  33486
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                 (Address of principal executive offices)                                            (Zip code)


                                                            (561) 995-7670
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                                         (Registrant's telephone number, including area code)
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Item 2            Other Events

                  SBA Communications Corporation announced today that it has filed a registration statement with the Securities and Exchange Commission to register $100.0 million of its shares of Class A Common Stock that will be offered by SBA. The registration statement also covers up to 15% of additional shares that may be offered by certain shareholders to cover any over-allotments.

                  Net proceeds from the offering will be used by the Company to repay revolving credit borrowings under its senior credit facility, to finance the construction and acquisition of towers or related businesses and for general working capital purposes. The Company will not receive the proceeds from any sale of shares by the selling shareholders.

                  The offering is underwritten by Lehman Brothers, Deutsche Banc
                  Alex.Brown and Raymond James & Associates, Inc.

                  This registration statement has been filed with the Securities and Exchange Commission but has not yet become effective.
                  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

                  Copies of a preliminary prospectus for the offering may be obtained from the Prospectus Department of Lehman Brothers.

                  The Company also intends to file in the next few days a shelf registration statement on Form S-4 registering 1,000,000 shares of Class A common stock which may be issued by the Company in connection with the acquisition of towers or related businesses at various locations throughout the United
                  States.


Item 7            Financial Statements and Exhibits

                  (c)      Exhibits

                  99.1     Press release dated January 6, 2000
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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


January 10, 2000            /s/ Jeffrey A. Stoops
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                            Jeffrey A. Stoops
                            Chief Financial Officer